                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
FUNDS)                                 FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
SERIES)                                FUND
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                      TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
FUNDS)                                 INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO BOND FUND

           on behalf of the Funds listed in
           the Exhibit to this Memorandum of
           Agreement

           By:     /s/ John M. Zerr
                   --------------------------
           Title:  Senior Vice President

           INVESCO ADVISERS, INC.

           By:     /s/ John M. Zerr
                   --------------------------
           Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

     AIM COUNSELOR
     SERIES TRUST
  (INVESCO COUNSELOR                                                 EXPIRATION
     SERIES TRUST)           WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
   ------------------    ---------------------------  -------------- ----------
Invesco Strategic Real   Invesco will waive advisory    4/30/2014    06/30/2019
Return Fund              fees in an amount equal to
                         the advisory fees earned on
                            underlying affiliated
                                 investments
    AIM INVESTMENT
    FUNDS (INVESCO                                                   EXPIRATION
   INVESTMENT FUNDS          WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
    ----------------     ---------------------------  -------------- ----------
Invesco Balanced-Risk    Invesco will waive advisory     02/24/15    06/30/2019
Commodity Strategy       fees in an amount equal to
Fund                     the advisory fees earned on
                            underlying affiliated
                                 investments

Invesco Global Targeted  Invesco will waive advisory    12/17/2013   06/30/2019
Returns Fund             fees in an amount equal to
                         the advisory fees earned on
                            underlying affiliated
                                 investments
    AIM TREASURER'S
     SERIES TRUST
 (INVESCO TREASURER'S                                                EXPIRATION
     SERIES TRUST)           WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
  --------------------   ---------------------------  -------------- ----------
Premier Portfolio        Invesco will waive advisory     2/1/2011    12/31/2017
                         fees in the amount of 0.07%
                         of the Fund's average daily
                         net assets

Premier U.S.             Invesco will waive advisory     2/1/2011    12/31/2017
Government Money         fees in the amount of 0.07%
Portfolio                of the Fund's average daily
                         net assets

Premier Tax-Exempt       Invesco will waive advisory    06/01/2016   12/31/2017
Portfolio                fees in the amount of 0.05%
                         of the Fund's average daily
                         net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2019
Invesco Equity and Income Fund               February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2019
Invesco Growth and Income Fund               February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal
  Fund                                       September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2019

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco Charter Fund                            July 1, 2007     June 30, 2019
Invesco Diversified Dividend Fund               July 1, 2007     June 30, 2019
Invesco Summit Fund                             July 1, 2007     June 30, 2019

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco European Small Company Fund             July 1, 2007     June 30, 2019
Invesco Global Core Equity Fund                 July 1, 2007     June 30, 2019
Invesco International Small Company Fund        July 1, 2007     June 30, 2019
Invesco Small Cap Equity Fund                   July 1, 2007     June 30, 2019

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund          February 12, 2010   June 30, 2019
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2019
Invesco Quality Income Fund                  February 12, 2010   June 30, 2019
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2019

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2019
Invesco European Growth Fund                    July 1, 2007     June 30, 2019
Invesco Global Growth Fund                      July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund      June 30, 2016     June 30, 2019
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2019
Invesco International Companies Fund         December 21, 2015   June 30, 2019
Invesco International Core Equity Fund          July 1, 2007     June 30, 2019
Invesco International Growth Fund               July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond
  Fund/3/                                      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                           July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/      December 17, 2013   June 30, 2019
Invesco Greater China Fund                      July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/    September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2019
Invesco MLP Fund                              August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/           December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2019
Invesco Select Companies Fund                   July 1, 2007     June 30, 2019
Invesco World Bond Fund                         July 1, 2007     June 30, 2019

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Corporate Bond Fund                  February 12, 2010   June 30, 2019
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2019
Invesco Government Money Market Fund            July 1, 2007     June 30, 2019
Invesco High Yield Fund                         July 1, 2007     June 30, 2019
Invesco Real Estate Fund                        July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected
  Fund                                          July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2019
Invesco Comstock Fund                         February 12, 2010  June 30, 2019
Invesco Energy Fund                             July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2019
Invesco Technology Fund                         July 1, 2007     June 30, 2019
Invesco Technology Sector Fund                February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2019

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund      July 1, 2007     June 30, 2019

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/ December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund       July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Exchange Fund                       September 30, 2015  June 30, 2019

                            INVESCO SECURITIES TRUST

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Balanced-Risk Aggressive
   Allocation Fund/8/                         January 16, 2013   June 30, 2019

                           INVESCO MANAGEMENT TRUST

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Conservative Income Fund               July 1, 2014     June 30, 2019

                               CLOSED-END FUNDS

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Advantage Municipal Income Trust II    May 15, 2012     June 30, 2019
 Invesco Bond Fund                            August 26, 2015    June 30, 2019
 Invesco California Value Municipal Income
   Trust                                        May 15, 2012     June 30, 2019
 Invesco Dynamic Credit Opportunities Fund      May 15, 2012     June 30, 2019
 Invesco High Income 2023 Target Term Fund   November 28, 20016  June 30, 2019
 Invesco High Income Trust II                   May 15, 2012     June 30, 2019
 Invesco Municipal Income Opportunities
   Trust                                      August 26, 2015    June 30, 2019
 Invesco Municipal Opportunity Trust            May 15, 2012     June 30, 2019
 Invesco Municipal Trust                        May 15, 2012     June 30, 2019
 Invesco Pennsylvania Value Municipal
   Income Trust                                 May 15, 2012     June 30, 2019
 Invesco Quality Municipal Income Trust       August 26, 2015    June 30, 2019
 Invesco Senior Income Trust                    May 15, 2012     June 30, 2019
 Invesco Trust for Investment Grade
   Municipals                                   May 15, 2012     June 30, 2019
 Invesco Trust for Investment Grade
   New York Municipals                          May 15, 2012     June 30, 2019
 Invesco Value Municipal Income Trust           June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual    2.00%       July 1, 2013      June 30, 2018
   Class B Shares                        Contractual    2.75%       July 1, 2013      June 30, 2018
   Class C Shares                        Contractual    2.75%       July 1, 2013      June 30, 2018
   Class R Shares                        Contractual    2.25%       July 1, 2013      June 30, 2018
   Class R5 Shares                       Contractual    1.75%       July 1, 2013      June 30, 2018
   Class R6 Shares                       Contractual    1.75%       July 1, 2013      June 30, 2018
   Class Y Shares                        Contractual    1.75%       July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012      June 30, 2018
   Class B Shares                        Contractual    2.00%       July 1, 2012      June 30, 2018
   Class C Shares                        Contractual    2.00%       July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual    1.25%      April 4, 2017      June 30, 2018
   Class Y Shares                        Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.75%    December 16, 2016  December 31, 2017
   Class B Shares                        Contractual    1.50%    December 16, 2016  December 31, 2017
   Class C Shares                        Contractual    1.50%    December 16, 2016  December 31, 2017
   Class R Shares                        Contractual    1.00%    December 16, 2016  December 31, 2017
   Class R5 Shares                       Contractual    0.50%    December 16, 2016  December 31, 2017
   Class R6 Shares                       Contractual    0.50%    December 16, 2016  December 31, 2017
   Class Y Shares                        Contractual    0.50%    December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    2.00%       July 1, 2012      June 30, 2018
   Class B Shares                        Contractual    2.75%       July 1, 2012      June 30, 2018
   Class C Shares                        Contractual    2.75%       July 1, 2012      June 30, 2018
   Class R Shares                        Contractual    2.25%       July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual    1.75%    September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012      June 30, 2018
   Class B Shares                        Contractual    2.25%       July 1, 2012      June 30, 2018
   Class C Shares                        Contractual    2.25%       July 1, 2012      June 30, 2018
   Class R Shares                        Contractual    1.75%       July 1, 2012      June 30, 2018
   Class R5 Shares                       Contractual    1.25%       July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual    1.25%    September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%      April 14, 2006     June 30, 2018
   Class C Shares                        Contractual    2.00%      April 14, 2006     June 30, 2018
   Class R Shares                        Contractual    1.75%      April 14, 2006     June 30, 2018
   Class R5 Shares                       Contractual    1.25%      April 14, 2006     June 30, 2018
   Class R6 Shares                       Contractual    1.25%    September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.25%     October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual    2.00%       July 1, 2009      June 30, 2018
   Class B Shares                        Contractual    2.75%       July 1, 2009      June 30, 2018
   Class C Shares                        Contractual    2.75%       July 1, 2009      June 30, 2018
   Class R5 Shares                       Contractual    1.75%       July 1, 2009      June 30, 2018
   Class R6 Shares                       Contractual    1.75%    September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.75%       July 1, 2009      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                         ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual         1.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual         1.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018
   Investor Class Shares                     Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                            Contractual         1.50%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.25%           April 4, 2017      June 30, 2018
   Class Y Shares                            Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                            Contractual         0.79%         September 30, 2015  April 30, 2018
   Class C Shares                            Contractual         1.54%         September 30, 2015  April 30, 2018
   Class R5 Shares                           Contractual         0.54%         September 30, 2015  April 30, 2018
   Class R6 Shares                           Contractual         0.54%           April 4, 2017     April 30, 2018
   Class Y Shares                            Contractual         0.54%         September 30, 2015  April 30, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2018
   Class R6 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
   Class A Shares                            Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
   Class C Shares                            Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R Shares                            Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
   Class R5 Shares                           Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R6 Shares                           Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class Y Shares                            Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                      ------------ ---------- ------------------ --------------
Invesco Charter Fund
   Class A Shares                         Contractual    2.00%       July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    2.75%       July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    2.75%       July 1, 2009    June 30, 2018
   Class R Shares                         Contractual    2.25%       July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual    1.75%       July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    1.75%    September 24, 2012 June 30, 2018
   Class S Shares                         Contractual    1.90%    September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual    2.00%       July 1, 2013    June 30, 2018
   Class B Shares                         Contractual    2.75%       July 1, 2013    June 30, 2018
   Class C Shares                         Contractual    2.75%       July 1, 2013    June 30, 2018
   Class R Shares                         Contractual    2.25%       July 1, 2013    June 30, 2018
   Class R5 Shares                        Contractual    1.75%       July 1, 2013    June 30, 2018
   Class R6 Shares                        Contractual    1.75%       July 1, 2013    June 30, 2018
   Class Y Shares                         Contractual    1.75%       July 1, 2013    June 30, 2018
   Investor Class Shares                  Contractual    2.00%       July 1, 2013    June 30, 2018

Invesco Summit Fund
   Class A Shares                         Contractual    2.00%       July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    2.75%       July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    2.75%       July 1, 2009    June 30, 2018
   Class P Shares                         Contractual    1.85%       July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual    1.75%       July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    1.75%      April 4, 2017    June 30, 2018
   Class S Shares                         Contractual    1.90%    September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual    1.75%       July 1, 2009    June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                      ------------ ---------- ------------------ --------------

Invesco European Small Company Fund
   Class A Shares                         Contractual    2.25%       July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    3.00%       July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    3.00%       July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    2.00%      April 4, 2017    June 30, 2018
   Class Y Shares                         Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
   Class A Shares                         Contractual    1.22%     January 1, 2017   April 30, 2018
   Class B Shares                         Contractual    1.97%     January 1, 2017   April 30, 2018
   Class C Shares                         Contractual    1.97%     January 1, 2017   April 30, 2018
   Class R Shares                         Contractual    1.47%     January 1, 2017   April 30, 2018
   Class R5 Shares                        Contractual    0.97%     January 1, 2017   April 30, 2018
   Class R6 Shares                        Contractual    0.97%      April 4, 2017    April 30, 2018
   Class Y Shares                         Contractual    0.97%     January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                         Contractual    2.25%       July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    3.00%       July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    3.00%       July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual    2.00%       July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    2.00%    September 24, 2012 June 30, 2018
   Class Y Shares                         Contractual    2.00%       July 1, 2009    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                        ------------ -------------------- ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                           Contractual         2.00%            July 1, 2009    June 30, 2018
   Class B Shares                           Contractual         2.75%            July 1, 2009    June 30, 2018
   Class C Shares                           Contractual         2.75%            July 1, 2009    June 30, 2018
   Class R Shares                           Contractual         2.25%            July 1, 2009    June 30, 2018
   Class R5 Shares                          Contractual         1.75%            July 1, 2009    June 30, 2018
   Class R6 Shares                          Contractual         1.75%         September 24, 2012 June 30, 2018
   Class Y Shares                           Contractual         1.75%            July 1, 2009    June 30, 2018

                                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                        ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                           Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                           Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                           Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                          Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                           Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                           Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                          Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                           Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                          Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                          Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                          Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                           Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                          Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                           Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                           Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                          Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                           Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                          Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                          Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                          Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                           Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                          Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                           Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                           Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                          Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                           Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                          Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                          Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                          Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                           Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                               Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                               Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                               Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                               Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                               Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                               Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                               Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                               Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                               Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                               Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%      April 4, 2017    June 30, 2018
   Class S Shares                                Contractual    1.40%       July 1, 2012    June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%    September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual    2.00%       May 1, 2016     June 30, 2018
   Class B Shares                                Contractual    2.75%       May 1, 2016     June 30, 2018
   Class C Shares                                Contractual    2.75%       May 1, 2016     June 30, 2018
   Class R Shares                                Contractual    2.25%       May 1, 2016     June 30, 2018
   Class R5 Shares                               Contractual    1.75%       May 1, 2016     June 30, 2018
   Class R6 Shares                               Contractual    1.75%      April 4, 2017    June 30, 2018
   Class Y Shares                                Contractual    1.75%       May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                                Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.75%      April 4, 2017    June 30, 2018
   Class S Shares                                Contractual    1.90%       July 1, 2012    June 30, 2018
   Class Y Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                   ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%            May 1, 2012     April 30, 2018
   Class B Shares                      Contractual         1.00%            May 1, 2012     April 30, 2018
   Class C Shares                      Contractual         1.00%            May 1, 2012     April 30, 2018
   Class R Shares                      Contractual         0.50%            May 1, 2012     April 30, 2018
   Class R5 Shares                     Contractual         0.00%            May 1, 2012     April 30, 2018
   Class R6 Shares                     Contractual         0.00%           April 4, 2017    April 30, 2018
   Class Y Shares                      Contractual         0.00%            May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%            May 1, 2012     June 30, 2018
   Class B Shares                      Contractual         3.00%            May 1, 2012     June 30, 2018
   Class C Shares                      Contractual         3.00%            May 1, 2012     June 30, 2018
   Class R Shares                      Contractual         2.50%            May 1, 2012     June 30, 2018
   Class R5 Shares                     Contractual         2.00%            May 1, 2012     June 30, 2018
   Class R6 Shares                     Contractual         2.00%           April 4, 2017    June 30, 2018
   Class Y Shares                      Contractual         2.00%            May 1, 2012     June 30, 2018

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2018
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2018
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2018
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2018
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2018
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2018
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2018
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2018
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2018
   Class R Shares                      Contractual         1.75%            July 1, 2012    June 30, 2018
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2018
   Class R6 Shares                     Contractual         1.25%           April 4, 2017    June 30, 2018
   Class S Shares                      Contractual         1.40%            July 1, 2012    June 30, 2018
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2018

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                      Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                      Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                     Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                     Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                      Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2018
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2018
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2018
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2018
   Class R6 Shares                     Contractual         1.25%           April 4, 2017    June 30, 2018
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2018
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2018
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2018
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2018
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2018
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2018
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2018
   Investor Class Shares               Contractual         2.00%            July 1, 2009    June 30, 2018

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                        ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual    2.25%      July 1, 2009      June 30, 2018
   Class B Shares                           Contractual    3.00%      July 1, 2009      June 30, 2018
   Class C Shares                           Contractual    3.00%      July 1, 2009      June 30, 2018
   Class R6 Shares                          Contractual    2.00%      April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    2.00%      July 1, 2009      June 30, 2018

Invesco European Growth Fund
   Class A Shares                           Contractual    2.25%      July 1, 2009      June 30, 2018
   Class B Shares                           Contractual    3.00%      July 1, 2009      June 30, 2018
   Class C Shares                           Contractual    3.00%      July 1, 2009      June 30, 2018
   Class R Shares                           Contractual    2.50%      July 1, 2009      June 30, 2018
   Class R6 Shares                          Contractual    2.00%      April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    2.00%      July 1, 2009      June 30, 2018
   Investor Class Shares                    Contractual    2.25%      July 1, 2009      June 30, 2018

Invesco Global Growth Fund
   Class A Shares                           Contractual    1.22%     January 1, 2017  February 28, 2018
   Class B Shares                           Contractual    1.97%     January 1, 2017  February 28, 2018
   Class C Shares                           Contractual    1.97%     January 1, 2017  February 28, 2018
   Class R5 Shares                          Contractual    0.97%     January 1, 2017  February 28, 2018
   Class R6 Shares                          Contractual    0.97%     January 1, 2017  February 28, 2018
   Class Y Shares                           Contractual    0.97%     January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                           Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                           Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                           Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                          Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                          Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                           Contractual    0.77%     January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual    2.25%      July 1, 2009      June 30, 2018
   Class B Shares                           Contractual    3.00%      July 1, 2009      June 30, 2018
   Class C Shares                           Contractual    3.00%      July 1, 2009      June 30, 2018
   Class R5 Shares                          Contractual    2.00%      July 1, 2009      June 30, 2018
   Class R6 Shares                          Contractual    2.00%      April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    2.00%      July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
   Class A Shares                           Contractual    0.85%      June 30, 2016   February 28, 2018
   Class C Shares                           Contractual    1.60%      June 30, 2016   February 28, 2018
   Class R Shares                           Contractual    1.10%      June 30, 2016   February 28, 2018
   Class R5 Shares                          Contractual    0.60%      June 30, 2016   February 28, 2018
   Class R6 Shares                          Contractual    0.60%      June 30, 2016   February 28, 2018
   Class Y Shares                           Contractual    0.60%      June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                           Contractual    1.12%     January 1, 2017  February 28, 2018
   Class C Shares                           Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                           Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                          Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                          Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                           Contractual    0.87%     January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco International Core Equity Fund
   Class A Shares                                 Contractual    1.12%     January 1, 2017   February 28, 2018
   Class B Shares                                 Contractual    1.87%     January 1, 2017   February 28, 2018
   Class C Shares                                 Contractual    1.87%     January 1, 2017   February 28, 2018
   Class R Shares                                 Contractual    1.37%     January 1, 2017   February 28, 2018
   Class R5 Shares                                Contractual    0.87%     January 1, 2017   February 28, 2018
   Class R6 Shares                                Contractual    0.87%     January 1, 2017   February 28, 2018
   Class Y Shares                                 Contractual    0.87%     January 1, 2017   February 28, 2018
   Investor Class Shares                          Contractual    1.12%     January 1, 2017   February 28, 2018

Invesco International Growth Fund
   Class A Shares                                 Contractual    2.25%       July 1, 2013      June 30, 2018
   Class B Shares                                 Contractual    3.00%       July 1, 2013      June 30, 2018
   Class C Shares                                 Contractual    3.00%       July 1, 2013      June 30, 2018
   Class R Shares                                 Contractual    2.50%       July 1, 2013      June 30, 2018
   Class R5 Shares                                Contractual    2.00%       July 1, 2013      June 30, 2018
   Class R6 Shares                                Contractual    2.00%       July 1, 2013      June 30, 2018
   Class Y Shares                                 Contractual    2.00%       July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual    1.02%     January 1, 2017   February 28, 2018
   Class C Shares                                 Contractual    1.77%     January 1, 2017   February 28, 2018
   Class R Shares                                 Contractual    1.27%     January 1, 2017   February 28, 2018
   Class R5 Shares                                Contractual    0.77%     January 1, 2017   February 28, 2018
   Class R6 Shares                                Contractual    0.77%     January 1, 2017   February 28, 2018
   Class Y Shares                                 Contractual    0.77%     January 1, 2017   February 28, 2018

                               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                                 Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                                 Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                                Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                                Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                                 Contractual    1.25%     January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                 Contractual    2.00%       July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual    2.75%       July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.75%       July 1, 2012      June 30, 2018
   Class R Shares                                 Contractual    2.25%       July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual    1.75%       July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.75%    September 24, 2012   June 30, 2018
   Class Y Shares                                 Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                 Contractual    2.00%       July 1, 2014      June 30, 2018
   Class B Shares                                 Contractual    2.75%       July 1, 2014      June 30, 2018
   Class C Shares                                 Contractual    2.75%       July 1, 2014      June 30, 2018
   Class R Shares                                 Contractual    2.25%       July 1, 2014      June 30, 2018
   Class R5 Shares                                Contractual    1.75%       July 1, 2014      June 30, 2018
   Class R6 Shares                                Contractual    1.75%       July 1, 2014      June 30, 2018
   Class Y Shares                                 Contractual    1.75%       July 1, 2014      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                            Contractual    2.25%       July 1, 2012      June 30, 2018
   Class B Shares                            Contractual    3.00%       July 1, 2012      June 30, 2018
   Class C Shares                            Contractual    3.00%       July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual    2.00%    September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual    2.00%       July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual    1.33%     January 1, 2017   February 28, 2018
   Class C Shares                            Contractual    2.08%     January 1, 2017   February 28, 2018
   Class R Shares                            Contractual    1.58%     January 1, 2017   February 28, 2018
   Class R5 Shares                           Contractual    1.08%     January 1, 2017   February 28, 2018
   Class R6 Shares                           Contractual    1.08%     January 1, 2017   February 28, 2018
   Class Y Shares                            Contractual    1.08%     January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                            Contractual    1.24%      June 14, 2010    February 28, 2018
   Class B Shares                            Contractual    1.99%      June 14, 2010    February 28, 2018
   Class C Shares                            Contractual    1.99%      June 14, 2010    February 28, 2018
   Class R Shares                            Contractual    1.49%      June 14, 2010    February 28, 2018
   Class R5 Shares                           Contractual    0.99%      June 14, 2010    February 28, 2018
   Class R6 Shares                           Contractual    0.99%    September 24, 2012 February 28, 2018
   Class Y Shares                            Contractual    0.99%      June 14, 2010    February 28, 2018

Invesco Endeavor Fund
   Class A Shares                            Contractual    2.00%       July 1, 2009      June 30, 2018
   Class B Shares                            Contractual    2.75%       July 1, 2009      June 30, 2018
   Class C Shares                            Contractual    2.75%       July 1, 2009      June 30, 2018
   Class R Shares                            Contractual    2.25%       July 1, 2009      June 30, 2018
   Class R5 Shares                           Contractual    1.75%       July 1, 2009      June 30, 2018
   Class R6 Shares                           Contractual    1.75%    September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual    1.75%       July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
   Class A Shares                            Contractual    2.00%       July 1, 2012      June 30, 2018
   Class B Shares                            Contractual    2.75%       July 1, 2012      June 30, 2018
   Class C Shares                            Contractual    2.75%       July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018
   Class Y Shares                            Contractual    1.75%      April 4, 2017      June 30, 2018
   Investor Class Shares                     Contractual    2.00%       July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual    1.28%     January 1, 2017   February 28, 2018
   Class C Shares                            Contractual    2.03%     January 1, 2017   February 28, 2018
   Class R Shares                            Contractual    1.53%     January 1, 2017   February 28, 2018
   Class R5 Shares                           Contractual    1.03%     January 1, 2017   February 28, 2018
   Class R6 Shares                           Contractual    1.03%     January 1, 2017   February 28, 2018
   Class Y Shares                            Contractual    1.03%     January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                            Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                            Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                            Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                           Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                           Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                            Contractual    1.25%     January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                          ------------ -------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                             Contractual  1.44% less net AFFE*  January 1, 2017  February 28, 2018
   Class C Shares                             Contractual  2.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R Shares                             Contractual  1.69% less net AFFE*  January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                             Contractual         2.25%           July 1, 2009      June 30, 2018
   Class B Shares                             Contractual         3.00%           July 1, 2009      June 30, 2018
   Class C Shares                             Contractual         3.00%           July 1, 2009      June 30, 2018
   Class R5 Shares                            Contractual         2.00%           July 1, 2009      June 30, 2018
   Class R6 Shares                            Contractual         2.00%           April 4, 2017     June 30, 2018
   Class Y Shares                             Contractual         2.00%           July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual         1.59%          January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.34%          January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.84%          January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.34%          January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.34%          January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.34%          January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual         1.33%          January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.08%          January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.58%          January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.08%          January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.08%          January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.08%          January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                             Contractual         1.28%          January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.03%          January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.53%          January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.03%          January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.03%          January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.03%          January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                             Contractual         1.44%          January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.19%          January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.69%          January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.19%          January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.19%          January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.19%          January 1, 2017  February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                             Contractual         0.85%          January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         1.60%          January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.10%          January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         0.60%          January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         0.60%          January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         0.60%          January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual    2.25%       July 1, 2012      June 30, 2018
   Class B Shares                Contractual    3.00%       July 1, 2012      June 30, 2018
   Class C Shares                Contractual    3.00%       July 1, 2012      June 30, 2018
   Class R Shares                Contractual    2.50%       July 1, 2012      June 30, 2018
   Class R5 Shares               Contractual    2.00%       July 1, 2012      June 30, 2018
   Class R6 Shares               Contractual    2.00%      April 4, 2017      June 30, 2018
   Class Y Shares                Contractual    2.00%       July 1, 2012      June 30, 2018

Invesco Select Companies Fund
   Class A Shares                Contractual    2.00%       July 1, 2009      June 30, 2018
   Class B Shares                Contractual    2.75%       July 1, 2009      June 30, 2018
   Class C Shares                Contractual    2.75%       July 1, 2009      June 30, 2018
   Class R Shares                Contractual    2.25%       July 1, 2009      June 30, 2018
   Class R5 Shares               Contractual    1.75%       July 1, 2009      June 30, 2018
   Class R6 Shares               Contractual    1.75%      April 4, 2017      June 30, 2018
   Class Y Shares                Contractual    1.75%       July 1, 2009      June 30, 2018

Invesco World Bond Fund
   Class A Shares                Contractual    0.94%     December 1, 2016  February 28, 2018
   Class B Shares                Contractual    1.69%     December 1, 2016  February 28, 2018
   Class C Shares                Contractual    1.69%     December 1, 2016  February 28, 2018
   Class R5 Shares               Contractual    0.69%     December 1, 2016  February 28, 2018
   Class R6 Shares               Contractual    0.69%     December 1, 2016  February 28, 2018
   Class Y Shares                Contractual    0.69%     December 1, 2016  February 28, 2018

           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual    1.50%       July 1, 2012      June 30, 2018
   Class B Shares                Contractual    2.25%       July 1, 2012      June 30, 2018
   Class C Shares                Contractual    2.25%       July 1, 2012      June 30, 2018
   Class R Shares                Contractual    1.75%       July 1, 2012      June 30, 2018
   Class R5 Shares               Contractual    1.25%       July 1, 2012      June 30, 2018
   Class R6 Shares               Contractual    1.25%    September 24, 2012   June 30, 2018
   Class Y Shares                Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Global Real Estate Fund
   Class A Shares                Contractual    2.00%       July 1, 2009      June 30, 2018
   Class B Shares                Contractual    2.75%       July 1, 2009      June 30, 2018
   Class C Shares                Contractual    2.75%       July 1, 2009      June 30, 2018
   Class R Shares                Contractual    2.25%       July 1, 2009      June 30, 2018
   Class R5 Shares               Contractual    1.75%       July 1, 2009      June 30, 2018
   Class R6 Shares               Contractual    1.75%    September 24, 2012   June 30, 2018
   Class Y Shares                Contractual    1.75%       July 1, 2009      June 30, 2018

Invesco High Yield Fund
   Class A Shares                Contractual    1.50%       July 1, 2013      June 30, 2018
   Class B Shares                Contractual    2.25%       July 1, 2013      June 30, 2018
   Class C Shares                Contractual    2.25%       July 1, 2013      June 30, 2018
   Class R5 Shares               Contractual    1.25%       July 1, 2013      June 30, 2018
   Class R6 Shares               Contractual    1.25%       July 1, 2013      June 30, 2018
   Class Y Shares                Contractual    1.25%       July 1, 2013      June 30, 2018
   Investor Class Shares         Contractual    1.50%       July 1, 2013      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------
Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual    0.55%    December 31, 2015  June 30, 2018
   Class A2 Shares                               Contractual    0.45%    December 31, 2015  June 30, 2018
   Class R5 Shares                               Contractual    0.30%    December 31, 2015  June 30, 2018
   Class R6 Shares                               Contractual    0.30%    December 31, 2015  June 30, 2018
   Class Y Shares                                Contractual    0.30%    December 31, 2015  June 30, 2018

Invesco Real Estate Fund
   Class A Shares                                Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.75%    September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018
   Investor Class Shares                         Contractual    2.00%       July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares                                Contractual    1.40%       July 1, 2013    June 30, 2018
   Class C Shares                                Contractual   1.75%/6/     July 1, 2013    June 30, 2018
   Class R Shares                                Contractual    1.75%       July 1, 2013    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2013    June 30, 2018
   Class R6 Shares                               Contractual    1.25%       July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%      April 4, 2017    June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2018
   Investor Class Shares                         Contractual    1.50%       July 1, 2012    June 30, 2018

                                AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                Contractual    2.00%       July 1, 2013    June 30, 2018
   Class B Shares                                Contractual    2.75%       July 1, 2013    June 30, 2018
   Class C Shares                                Contractual    2.75%       July 1, 2013    June 30, 2018
   Class R Shares                                Contractual    2.25%       July 1, 2013    June 30, 2018
   Class R5 Shares                               Contractual    1.75%       July 1, 2013    June 30, 2018
   Class R6 Shares                               Contractual    1.75%       July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual    1.75%       July 1, 2013    June 30, 2018

Invesco Comstock Fund
   Class A Shares                                Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.75%    September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                 ------------ ---------- ----------------- -------------
Invesco Energy Fund
   Class A Shares                    Contractual    2.00%      July 1, 2009    June 30, 2018
   Class B Shares                    Contractual    2.75%      July 1, 2009    June 30, 2018
   Class C Shares                    Contractual    2.75%      July 1, 2009    June 30, 2018
   Class R5 Shares                   Contractual    1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual    1.75%      April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%      July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual    2.00%      July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                    Contractual    2.00%    September 1, 2016 June 30, 2018
   Class B Shares                    Contractual    2.75%    September 1, 2016 June 30, 2018
   Class C Shares                    Contractual    2.75%    September 1, 2016 June 30, 2018
   Class R5 Shares                   Contractual    1.75%    September 1, 2016 June 30, 2018
   Class R6 Shares                   Contractual    1.75%    September 1, 2016 June 30, 2018
   Class Y Shares                    Contractual    1.75%    September 1, 2016 June 30, 2018
   Investor Class Shares             Contractual    2.00%    September 1, 2016 June 30, 2018

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual    2.00%      July 1, 2009    June 30, 2018
   Class B Shares                    Contractual    2.75%      July 1, 2009    June 30, 2018
   Class C Shares                    Contractual    2.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual    1.75%      April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%      July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual    2.00%      July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual    2.00%     August 1, 2015   June 30, 2018
   Class B Shares                    Contractual    2.75%     August 1, 2015   June 30, 2018
   Class C Shares                    Contractual    2.75%     August 1, 2015   June 30, 2018
   Class R Shares                    Contractual    2.25%     August 1, 2015   June 30, 2018
   Class R5 Shares                   Contractual    1.75%     August 1, 2015   June 30, 2018
   Class R6 Shares                   Contractual    1.75%     August 1, 2015   June 30, 2018
   Class Y Shares                    Contractual    1.75%     August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual    2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual    2.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual    1.75%    February 7, 2017  June 30, 2018
   Class Y Shares                    Contractual    1.75%      July 1, 2012    June 30, 2018

Invesco Technology Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual    2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual    2.75%      July 1, 2012    June 30, 2018
   Class R5 Shares                   Contractual    1.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual    1.75%      April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%      July 1, 2012    June 30, 2018
   Investor Class Shares             Contractual    2.00%      July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
   Class A Shares                    Contractual    2.00%    February 12, 2010 June 30, 2018
   Class B Shares                    Contractual    2.75%    February 12, 2010 June 30, 2018
   Class C Shares                    Contractual    2.75%    February 12, 2010 June 30, 2018
   Class Y Shares                    Contractual    1.75%    February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual    2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual    2.75%      July 1, 2012    June 30, 2018
   Class R Shares                    Contractual    2.25%      July 1, 2012    June 30, 2018
   Class R5 Shares                   Contractual    1.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual    1.75%      April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%      July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                  Contractual/  Expense   Effective Date of    Expiration
Fund                                               Voluntary   Limitation   Current Limit         Date
----                                              ------------ ---------- ----------------- -----------------
Invesco High Yield Municipal Fund
   Class A Shares                                 Contractual    1.50%      July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual    2.25%      July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.25%      July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual    1.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2018

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                 Contractual    0.84%      July 1, 2016      June 30, 2018
   Class B Shares                                 Contractual    1.59%      July 1, 2016      June 30, 2018
   Class C Shares                                 Contractual    1.59%      July 1, 2016      June 30, 2018
   Class R6 Shares                                Contractual    0.59%      April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    0.59%      July 1, 2016      June 30, 2018

Invesco Municipal Income Fund
   Class A Shares                                 Contractual    1.50%      July 1, 2013      June 30, 2018
   Class B Shares                                 Contractual    2.25%      July 1, 2013      June 30, 2018
   Class C Shares                                 Contractual    2.25%      July 1, 2013      June 30, 2018
   Class R6 Shares                                Contractual    1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%      July 1, 2013      June 30, 2018
   Investor Class                                 Contractual    1.50%      July 15, 2013     June 30, 2018

Invesco New York Tax Free Income Fund
   Class A Shares                                 Contractual    1.50%      July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual    2.25%      July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2018

Invesco Limited Term Municipal Income Fund
   Class A Shares                                 Contractual    1.50%      July 1, 2012      June 30, 2018
   Class A2 Shares                                Contractual    1.25%      July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.25%      June 30, 2013     June 30, 2018
   Class R5 Shares                                Contractual    1.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%      July 1, 2012      June 30, 2018

                                          INVESCO MANAGEMENT TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                            Contractual    0.28%      July 1, 2014    December 31, 2017

                                          INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual    0.94%     January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%      June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class            Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.38%      June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class            Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%      June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class            Contractual    0.28%      June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.23%      June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.20%      June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.75%      June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.45%      June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.07%      June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.36%      June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class            Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.43%      June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%      June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class            Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%      June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2018
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2018
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2018
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%          April 30, 2015   April 30, 2018
   Series II Shares                            Contractual         0.86%          April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1. 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1. 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual    1.50%      May 1, 2013     June 30, 2018
   Series II Shares                        Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual    1.50%      May 1, 2013     June 30, 2018
   Series II Shares                        Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual    0.78%      May 1. 2013     April 30, 2018
   Series II Shares                        Contractual    1.03%      May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual    1.50%      May 1, 2014     June 30, 2018
   Series II Shares                        Contractual    1.75%      May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual    2.25%      July 1, 2012    June 30, 2018
   Series II Shares                        Contractual    2.50%      July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual    2.00%      May 1, 2015     June 30, 2018
   Series II Shares                        Contractual    2.25%      May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual    2.00%      May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual    2.00%      July 1, 2014    June 30, 2018
   Series II Shares                        Contractual    2.25%      July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual    2.00%      July 1, 2012    June 30, 2018
   Series II Shares                        Contractual    2.25%      July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual    2.00%      May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                         Contractual    2.00%      May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual    2.00%      May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.